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                                                                     EXHIBIT (j)








                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
American Eagle Funds, Inc.


We consent to the use of our report included herein and the reference to our Firm under "COUNSEL AND AUDITORS" in Part B of the Registration Statement on Form N-1A.





                                                      KPMG LLP


Minneapolis, Minnesota
December 27, 1999